Exhibit 99.1

20 South Wacker Drive Chicago, IL 60606	141 West Jackson Boulevard Chicago, IL 60604

FOR IMMEDIATE RELEASE

CME and CBOT Receive U.S. Department of Justice Approval to Proceed with Merger

CHICAGO, June 11, 2007 — Chicago Mercantile Exchange Holdings Inc. (NYSE/Nasdaq: CME) and CBOT Holdings, Inc. (NYSE: BOT) today announced that they have received clearance from the U.S. Department of Justice to complete their proposed merger without conditions.

“Throughout the review process we have remained confident of receiving approval from the Department of Justice, and today’s announcement allows for the marketplace to have a clear view of our merger prospects,” said CME Executive Chairman Terry Duffy. “Only our merger allows shareholders and customers to benefit from the greater ability of a combined CME and CBOT to generate growth and achieve synergies with significantly lower integration risk. We look forward to completing our transaction and integrating our two exchanges.”

“As a combined entity, CME Group will be well positioned to compete internationally and with the far larger over the counter market,” said CBOT Chairman Charlie Carey.  “We look forward to the vote of both companies’ shareholders on July 9 to realize the full benefits of the merger and to bring these two great Chicago institutions together.”

“We have maintained since our merger agreement last October that the Department of Justice would approve our merger,” said CME Chief Executive Officer Craig Donohue. “Moving forward with this transaction will allow us to provide increased efficiencies, new trading opportunities, industry leading trading and clearing platforms and a combined track record of significant product innovation to our customers worldwide.”

“As we speak with our members, shareholders and customers, we are ever more convinced that the strategic fit of the CME/CBOT combination is truly in the best interest of all our stakeholders, providing low integration risk and long-term value,” added Bernard Dan, CBOT Chief Executive Officer. “The new entity will be poised to compete on a global basis in an environment that is changing almost daily, allowing our customers access to new markets and new products.”

About CME
CME (www.cme.com) is the world’s largest and most diverse financial exchange.  As an international marketplace, CME brings together buyers and sellers on the CME Globex(r) electronic trading platform and on its trading floors. CME offers futures and options on futures in these product areas: interest rates, stock indexes, foreign exchange, agricultural commodities, energy, and alternative investment products such as weather, real estate and economic derivatives.   CME is a wholly-owned subsidiary of Chicago Mercantile Exchange Holdings Inc. (NYSE, NASDAQ:CME), which is part of the Russell 1000(r) Index and the S&P 500(r) Index.

About the CBOT
As one of the leading global derivative exchanges, the Chicago Board of Trade provides a diverse mix of financial, equity and commodity futures and options-on-futures products. Building on its 159-year history, the CBOT continues to advance into the future using the strength of deep liquidity, market integrity and member-trader expertise. Using superior trading technology in both electronic and open-auction trading platforms, the CBOT provides premier customer service to risk managers and investors worldwide. For more information, visit our website at www.cbot.com.

Forward-Looking Statements
This press release may contain forward-looking information regarding Chicago Mercantile Exchange Holdings Inc. and CBOT Holdings, Inc. and the combined company after the completion of the merger that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the benefits of the business combination transaction involving CME and CBOT, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based on current beliefs, expectations, forecasts and assumptions of CME and CBOT’s management which are subject to risks and uncertainties which could cause actual outcomes and result to differ materially from these statements. Other risks and uncertainties relating to the proposed transaction include, but are not limited to the satisfaction of conditions to closing; including receipt of shareholder, member, antitrust, regulatory and other approvals on the proposed terms; the proposed transaction may not be consummated on the proposed terms; uncertainty of the expected financial performance of CME following completion of the proposed transaction; CME may not be able to achieve the expected cost savings, synergies and other strategic benefits as a result of the proposed transaction; the integration of CBOT with CME’s operations may not be successful or may be materially delayed or may be more costly or difficult than expected; general industry and market conditions; general domestic and international economic conditions; and governmental laws and regulations affecting domestic and foreign operations.

For more information regarding other related risks, see Item 1A of CME’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Copies of said 10-K is available online at http://www.sec.gov or on request from the CME. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except for any obligation to disclose material information under the Federal securities laws, CME undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this press release.

Additional Information
CME and CBOT have filed a definitive joint proxy statement/prospectus with the Securities and Exchange Commission (SEC) in connection with the proposed transaction. The parties intend to file a supplemental and amended joint proxy statement/prospectus in connection with the rescheduled meetings. This press release is not a substitute for the definitive joint proxy statement/prospectus or any other documents CME and CBOT have filed or will file with the SEC. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and any other relevant documents filed or to be filed by CME or CBOT because they contain or will contain important information about the proposed transaction. The definitive joint proxy statement/prospectus is, and other documents filed or to be filed by CME and CBOT with the SEC are or will be, available free of charge at the SEC’s Web site (www.sec.gov) or from Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606, Attention: Beth Hausoul.

CME and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about CME’s directors and executive officers is available in the definitive joint proxy statement/prospectus. Statements included in this press release relating to the ICE offer reflect the views of CME’s management.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Contacts:

CME Contacts –
Media:
Allan Schoenberg, 312.930.8189	CBOT Contacts –
Anita Liskey, 312.466.4613	Media:
Chuck Burgess	Maria C. Gemskie, 312.341.3257
The Abernathy McGregor Group	Harlan Loeb
212.371.5999	Financial Dynamics
Investors	312.861.4703
John Peschier	Investors
312.930.8491	Deborah Koopman
CME-G	312.789.8532

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